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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 1997

                              DUKE POWER COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     NORTH CAROLINA                 I-4928                   56-0205520
     (STATE OR OTHER        (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     JURISDICTION OF                                     IDENTIFICATION NO.)
     INCORPORATION)

 422 SOUTH CHURCH STREET                                     28242-0001
    CHARLOTTE, NORTH                                          (ZIP CODE)
        CAROLINA
  (ADDRESS OF PRINCIPAL
   EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 704-594-0887

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ITEM 5. OTHER EVENTS

  Duke Power Company (the "registrant") previously filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated December 9, 1996, that, among other things, disclosed that the registrant and PanEnergy Corp ("PanEnergy") had entered into a definitive Agreement and Plan of Merger among the registrant, Duke Transaction Corporation ("Duke Transaction") and PanEnergy (the "Merger Agreement").

  The Merger Agreement provides that, among other things, Duke Transaction will be merged with and into PanEnergy, with PanEnergy being the surviving corporation and becoming a wholly-owned subsidiary of the registrant ("Merger"). The Merger is described in detail in a Registration Statement on Form S-4 (No. 333-23227) ("Registration Statement") filed by the registrant with the Securities and Exchange Commission on March 13, 1997 and declared effective by the Securities and Exchange Commission as of 4:00 p.m. on that date. The Joint Proxy Statement-Prospectus included in the Registration Statement was distributed to the registrant's shareholders beginning on March 17, 1997 in connection with the annual meeting of shareholders of the registrant scheduled to be held on April 24, 1997. Among other conditions to consummating the Merger, the registrant is to receive approvals of the North Carolina Utilities Commission ("NCUC") and The Public Service Commission of South Carolina ("PSCSC").

  On March 18, 1997, the PSCSC unanimously approved the application of the registrant seeking approval of the Merger and the issuance of registrant's common stock pursuant to the terms of the Merger Agreement. On that day, a hearing was also held before the NCUC with respect to a similar application by the registrant. In the proceedings before the PSCSC and the NCUC the registrant agreed to various matters, one being that the registrant will not seek to increase its retail rates through the year 2000 except to reflect substantial financial impacts of governmental action affecting the industry generally, or a segment thereof, including the registrant, or major expenditures attributable to force majeure events. A copy of the registrant's press release announcing the approval by the PSCSC is filed herewith as
Exhibit 2(b) and is incorporated by reference herein.

  A copy of the Merger Agreement was filed with the Current Report on Form 8-K of the registrant, dated December 9, 1996, as Exhibit 2(b). The Merger Agreement was amended and restated as of March 10, 1997 and the Merger Agreement as so amended and restated is filed herewith as Exhibit 2(a) and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  The following exhibits are filed herewith:

    2(a). Agreement and Plan of Merger dated as of November 24, 1996, as amended and restated as of March 10, 1997, among Duke Power Company, Duke Transaction Corporation and PanEnergy Corp.

    2(b). Press Release of registrant dated March 19, 1997.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Duke Power Company
                                              (registrant)

                                          By: /s/ Richard J. Osborne
                                            _______________________________
                                            Richard J. Osborne
                                            Senior Vice President
                                            and Chief Financial Officer

Dated: March 20, 1997

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                                 EXHIBIT INDEX

 EXHIBIT DESCRIPTION
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
 2(a)    Agreement and Plan of Merger dated as of
         November 24, 1996, as amended and restated as of
         March 10, 1997, among Duke Power Company, Duke
         Transaction Corporation and PanEnergy Corp.
 2(b)    Press Release of registrant dated March 19, 1997.

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